                                                                    EXHIBIT 99.1
                     NEWS BULLETIN RE: CLAIRE'S STORES, INC.

       3 S.W. 129TH AVENUE, PEMBROKE PINES, FLORIDA 33027 (954) 433-3900






     CLAIRE'S STORES, INC. REPORTS FISCAL 2003 FOURTH QUARTER AND FULL-YEAR
                                   RESULTS AND


                        PROVIDES GUIDANCE FOR FISCAL 2004



PEMBROKE PINES, Florida, March 13, 2003 - Claire's Stores, Inc. (NYSE:CLE) today announced sales and earnings for the fourth quarter and fiscal year 2003, which ended February 1, 2003. All numbers are unaudited


                                 FOURTH QUARTER

Sales for the fourth quarter of fiscal 2003 increased 15 percent to $322.4 million versus $280.4 million for the fourth quarter of fiscal 2002. Same store sales for the fourth quarter increased 9 percent. Income from continuing operations for the fourth quarter of fiscal 2003 ended February 1, 2003, was $42.5 million or $0.87 per diluted share compared with $29.8 million or $0.61 per diluted share for the fourth quarter of fiscal 2002.

                                    FULL YEAR

Sales for the twelve months of fiscal 2003 increased 9 percent to $1 billion compared with $918.7 million in fiscal 2002. Same store sales increased 5 percent for the fiscal year. Income from continuing operations for the twelve months ended February 1, 2003 was $78.0 million or $1.59 per diluted share compared to $41.1 million or $0.84 per diluted share in the prior year.

Marla Schaefer, Vice Chairman of Claire's, added, "Fiscal 2003 was an unusually difficult year in which to do business. Weak consumer confidence led to a very weak retail environment. The holiday season was short and bad weather affected mall traffic in some areas of the country. We also had to deal with the West Coast dock workers strike and the increased costs of shipping. Despite all of these challenges, we delivered financial results that exceeded our plan and showed an improvement from the prior fiscal year. We also maintained our focus on the key elements for driving top and bottom line growth with tight inventory management, strong merchandise margins and expense control. But more importantly we kept our collective eyes on the long-term health of our brands."

Bonnie Schaefer, Vice Chairman of Claire's said "Our goals for fiscal 2003 were to improve our financial performance with increasing sales and operating margins. Clearly we accomplished what we set out to do as our focus resulted in record sales and earnings which consistently exceeded expectations throughout the year. Although we anticipate the geopolitical and economic environment will remain challenging and mall traffic will remain weak in fiscal 2004, we are planning for a positive 3-4% same store sales growth for fiscal 2004. Our store-opening plan is for 150 new stores with 89 store closings. Going forward, the majority of our store openings will be concentrated in Europe."

STORE COUNT AT THE END OF                                     FISCAL 2003:      FISCAL 2002:
                                                              -----------       -----------
Claire's North America                                          1,635              1,638
Claire's U.K.                                                     454                414
Claire's France                                                   104                 57
Claire's Bijoux One (Austria, Switzerland & Germany)               95                 87
Claire's Nippon                                                   109                 97
Icing by Claire's                                                 515                582
                                                                -----              -----
GRAND TOTAL                                                     2,912              2,875
                                                                =====              =====

BUSINESS OUTLOOK FOR THE FIRST QUARTER AND FULL FISCAL YEAR 2004
Attached to this press release is a model for first quarter and full year of fiscal 2004. The model is based on current expectations and actual results may differ materially.

FOURTH QUARTER WEBCAST AND CONFERENCE CALL INFORMATION
Claire's will host a summary of fourth quarter results in a live conference call and real-time webcast at approximately 10:00 a.m. on March 13th. Please call 312-470-0029 and the password is Claires. A replay will be available through Friday, March 21st. The replay number is 402-998-0758 and the password is 25247. The webcast is located under the Conference Calls in the Financials section of www.clairestores.com. Replay of this event will also be available on www.clairestores.com until March 21st.

Claire's Stores, Inc., is a leading international specialty retailer offering value-priced costume jewelry and accessories to fashion-aware tweens, teens and young adults through its two store concepts: Claire's Accessories (North America and Europe) and Icing by Claire's. As of March 1, 2003, Claire's Stores, Inc. operated approximately 2,800 stores in the United States, the Caribbean, Puerto Rico, Canada, the United Kingdom, Ireland, Switzerland, Austria, Germany and France. Claire's Stores, Inc. also operates through its subsidiary Claire's Nippon, Co., Ltd., over 100 stores in Japan as a 50:50 joint venture with AEON, Co., Ltd. (fka JUSCO, Co. Ltd.).

FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" which represent the Company's expectations or beliefs with respect to future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. Those factors include, without limitation, changes in consumer preferences and consumer spending for pre-teen and teen apparel and accessories, competition, general economic conditions, uncertainties generally associated with the specialty retailing business, and potential difficulties or delays in identifying, attracting and retaining qualified individuals to serve in senior management positions and uncertainty that definitive financial results may differ from preliminary financial results due to, among other things, final GAAP adjustments. These and other applicable risks, cautionary statements and factors that could cause actual results to differ from the Company's forward-looking statements are included in the Company's filings with the SEC, specifically as described in the Company's annual report on Form 10-K for the fiscal year ended February 2, 2002. The Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances. The historical results contained in this press release are not necessarily indicative of the future performance of the Company.

Note: Other Claire's Stores, Inc. press releases, a corporate profile and most recent 10-K and 10-Q reports are available via Claire's Internet home page: http://www.clairestores.com.

Contact: Sonia Rohan, Vice President of Investor Relations & Corporate Communications
Phone: (212) 594-3127, Fax: (212) 244-4237 E-mail: sonia.rohan@claires.com

CLAIRE'S STORES, INC. AND SUBSIDIARIES
BUSINESS OUTLOOK FOR FISCAL 2004
(DOLLARS AND SHARES IN MILLIONS)

                                                                           THREE MONTHS             TWELVE MONTHS
                                                                              ENDING                   ENDING
                                                                            MAY 3, 2003            JANUARY 31, 2004
                                                                           ------------            ----------------
Net sales                                                                      $225.0                 $1,041.0
Cost of sales, occupancy and buying expense                                     114.0                    501.6
                                                                               ------                 --------

Gross Profit                                                                    111.0                    539.4
                                                                               ------                 --------

Other Expenses:
  Selling, general & administrative                                              86.5                    366.5
  Depreciation and amortization                                                   9.8                     39.7
  Interest and other                                                              0.2                      0.5
                                                                               ------                 --------
                                                                                 96.5                    406.7

      Income from continuing operations before income taxes                      14.5                    132.7

Income taxes                                                                      5.1                     46.4
                                                                               ------                 --------

      Income from continuing operations                                         $ 9.4                  $   86.3
                                                                               ======                 ========

Diluted earnings per share                                                     $ 0.19                 $   1.76
                                                                               ======                 ========

Diluted Shares Outstanding                                                       49.0                     49.0
                                                                               ======                 ========

CLAIRE'S STORES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)


                                                                               February 1, 2003        February 2, 2002
                                                                               ----------------        ----------------
     ASSETS

Current assets:
  Cash and equivalents                                                           $ 195,482,000            $  99,912,000
  Short-term investments                                                                    --                1,563,000
  Inventories                                                                       88,334,000               78,596,000
  Net assets of discontinued operation                                                      --                       --
  Prepaid expenses and other current assets                                         37,792,000               34,353,000
                                                                                 -------------            -------------
   Total current assets                                                            321,608,000              214,424,000
                                                                                 -------------            -------------

Property and equipment:
  Land and building                                                                 18,041,000               17,984,000
  Furniture, fixtures and equipment                                                206,529,000              187,565,000
  Leasehold improvements                                                           161,240,000              136,422,000
                                                                                 -------------            -------------
                                                                                   385,810,000              341,971,000
  Less accumulated depreciation and amortization                                  (211,328,000)            (177,997,000)
                                                                                 -------------            -------------
                                                                                   174,482,000              163,974,000

Goodwill                                                                           197,875,000              193,140,000
Other assets                                                                        34,562,000               40,037,000
                                                                                 -------------            -------------
  Total Assets                                                                   $ 728,527,000            $ 611,575,000
                                                                                 =============            =============


LIABILITIES AND
  STOCKHOLDERS' EQUITY

Current liabilities:
  Current portion of long-term debt                                              $  40,916,000            $  21,040,000
  Trade accounts payable                                                            43,185,000               30,874,000
  Income taxes payable                                                              13,153,000                4,800,000



  Dividends payable                                                                         --                       --
  Accrued expenses                                                                  43,762,000               25,822,000
                                                                                  ------------             ------------
   Total current liabilities                                                       141,016,000               82,536,000
                                                                                  ------------             ------------

Long-term liabilities:
  Long-term debt                                                                    70,000,000              110,104,000
  Deferred credits                                                                  16,263,000               14,747,000
                                                                                  ------------             ------------
   Total long-term liabilities                                                      86,263,000              124,851,000
                                                                                  ------------             ------------

Stockholders' equity:
  Class A stock - par value $0.05 per share                                            135,000                  142,000
  Common stock- par value $0.05 per share                                            2,307,000                2,297,000
  Additional paid-in capital                                                        32,834,000               29,871,000
  Other comprehensive income (loss)                                                  7,219,000              (16,709,000)
  Retained earnings                                                                458,753,000              389,039,000
                                                                                  ------------             ------------
                                                                                   501,248,000              404,640,000
  Less treasury stock at cost                                                               --                 (452,000)
   Total Stockholders' Equity                                                      501,248,000              404,188,000
                                                                                  ------------             ------------
    Total Liabilities and Stockholders' Equity                                    $728,527,000             $611,575,000
                                                                                  ============             ============

CLAIRE'S STORES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

                                                                                THREE MONTHS ENDED
                                                                    -----------------------------------------
                                                                    February 1, 2003         February 2, 2002
                                                                    ----------------         ----------------
Net sales                                                             $322,393,000  100.0%     $280,410,000  100.0%
Cost of sales, occupancy
  and buying expenses                                                  142,990,000   44.4%      133,468,000   47.6%
                                                                      ------------             ------------

Gross Profit                                                           179,403,000   55.6%      146,942,000   52.4%
                                                                      ------------             ------------

Other Expenses:
  Selling, general & administrative                                    103,546,000   32.1%       88,222,000   31.5%
  Depreciation and amortization                                          9,905,000    3.1%       10,954,000    3.9%
  Interest and other                                                       232,000    0.1%        1,020,000    0.4%
                                                                      ------------             ------------

                                                                       113,683,000   35.3%      100,196,000   35.7%
                                                                      ------------             ------------

      Income from continuing operations before income taxes             65,720,000   20.4%       46,746,000   16.7%

Income taxes                                                            23,180,000    7.2%       16,935,000    6.0%
                                                                      ------------             ------------

    Income from continuing operations                                 $ 42,540,000   13.2%     $ 29,811,000   10.6%
                                                                      ============             ============

Discontinued operation:
(Loss) from discontinued operation of Lux Corp.
   less applicable income tax benefit
   of $0, ($884,000), $0 and ($5,152,000), respectively                         --              (1,474,000)

(Loss) on disposal of Lux Corp.
   less applicable income tax benefit of ($1,388,000),
($7,773,000),
 ($141,000) and ($7,773,000)                                           (2,313,000)             (12,955,000)
                                                                      ------------             ------------
Net (loss) from discontinued operation                                  (2,313,000)             (14,429,000)
                                                                      ------------             ------------

    Net income                                                         $40,227,000              $15,382,000
                                                                      ============             ============

Income (loss) per share:
    Basic:
      Income from continuing operations                                      $0.87                    $0.61
                                                                      ------------             ------------

  (Loss) from operations of discontinued operation                              --                    (0.02)
  (Loss) from disposal of discontinued operation                             (0.05)                   (0.27)
                                                                      ------------             ------------

         Net (loss) from discontinued operation                              (0.05)                   (0.29)

    Net income                                                               $0.82                    $0.32
                                                                      ============             ============

    Diluted:
      Income from continuing operations                                      $0.87                    $0.61
                                                                      ------------             ------------

  (Loss) from operations of discontinued operation                              --                    (0.02)
  (Loss) from disposal of discontinued operation                             (0.05)                   (0.27)
                                                                      ------------             ------------

         Net (loss) from discontinued operation                              (0.05)                   (0.29)

    Net income                                                               $0.82                    $0.32
                                                                      ============             ============

Weighted Average Number of Shares Outstanding:

    Basic                                                               48,809,000               48,671,000
                                                                      ============             ============

    Diluted                                                             49,010,000               48,749,000
                                                                      ============             ============

                                                                                 TWELVE MONTHS ENDED
                                                                    -----------------------------------------
                                                                    February 1, 2003         February 2, 2002
                                                                    ----------------         ----------------
Net sales                                                           $1,001,537,000  100.0%     $918,737,000  100.0%
Cost of sales, occupancy
  and buying expenses                                                  486,858,000   48.6%      473,785,000   51.6%
                                                                      ------------             ------------

Gross Profit                                                           514,679,000   51.4%      444,952,000   48.4%
                                                                      ------------             ------------

Other Expenses:
  Selling, general & administrative                                    355,093,000   35.5%      330,993,000   36.0%
  Depreciation and amortization                                         37,897,000    3.8%       42,931,000    4.7%
  Interest and other                                                     1,566,000    0.2%        6,432,000    0.7%
                                                                      ------------             ------------

                                                                       394,556,000   39.4%      380,356,000   41.4%
                                                                      ------------             ------------

      Income from continuing operations before income taxes            120,123,000   12.0%       64,596,000    7.0%

Income taxes                                                            42,144,000    4.2%       23,470,000    2.6%
                                                                      ------------             ------------

    Income from continuing operations                                 $ 77,979,000    7.8%     $ 41,126,000    4.5%
                                                                      ============             ============

Discontinued operation:
(Loss) from discontinued operation of Lux Corp.
   less applicable income tax benefit
   of $0, ($884,000), $0 and ($5,152,000), respectively                         --              (8,588,000)

(Loss) on disposal of Lux Corp.
   less applicable income tax benefit of ($1,388,000),
($7,773,000), ($141,000) and ($7,773,000)                                 (235,000)             (12,955,000)

Net (loss) from discontinued operation                                    (235,000)             (21,543,000)
                                                                      ------------             ------------
Net (loss) from discontinued operation                                    (235,000)             (21,543,000)
                                                                      ------------             ------------
    Net income                                                         $77,744,000              $19,583,000
                                                                      ============             ============

Income (loss) per share:
    Basic:
      Income from continuing operations                                $      1.60              $      0.84
                                                                      ------------             ------------

  (Loss) from operations of discontinued operation                              --                    (0.18)
  (Loss) from disposal of discontinued operation                             (0.00)                   (0.26)
                                                                      ------------             ------------

         Net (loss) from discontinued operation                              (0.00)                   (0.44)

    Net income                                                         $      1.60              $       0.40
                                                                      ============             ============

    Diluted:
      Income from continuing operations                                      $1.59                    $0.84
                                                                      ------------             ------------

  (Loss) from operations of discontinued operation                              --                    (0.18)
  (Loss) from disposal of discontinued operation                             (0.00)                   (0.26)
                                                                      ------------             ------------

         Net (loss) from discontinued operation                              (0.00)                   (0.44)

    Net income                                                         $      1.59              $      0.40
                                                                      ============             ============

Weighted Average Number of Shares Outstanding:

    Basic                                                               48,717,000               48,671,000
                                                                      ============             ============

    Diluted                                                             48,891,000               48,751,000
                                                                      ============             ============